UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 16, 2005

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-2578	OHIO EDISON COMPANY	34-0437786
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-2323	THE CLEVELAND ELECTRIC ILLUMINATING COMPANY	34-0150020
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-3583	THE TOLEDO EDISON COMPANY	34-4375005
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

1-3491	PENNSYLVANIA POWER COMPANY	25-0718810
(A Pennsylvania Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

See Item 2.01 below with respect to certain new power supply agreements among subsidiaries of FirstEnergy Corp. and Item 2.03 below with respect to certain Guaranties of FirstEnergy referred to therein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 16, 2005, Ohio Edison Company (OE), The Cleveland Electric Illuminating Company (CEI), The Toledo Edison Company (TE) and Pennsylvania Power Company (Penn, and together with OE, CEI and TE, the Utility Subsidiaries), certain operating utility subsidiaries of FirstEnergy, completed an intra-system transfer of nuclear generation assets to FirstEnergy Nuclear Generation Corp. (NGC). Penn's asset transfer was consummated pursuant to the Subscription and Capital Contribution Agreement (Penn Contribution Agreement) entered into with NGC on May 13, 2005. OE's asset transfer was consummated pursuant to the Capital Contribution Agreement (OE Contribution Agreement) entered into with NGC on May 18, 2005. CEI's and TE's asset transfers were consummated pursuant to the separate Nuclear Purchase and Sale Agreements (Nuclear PSAs) entered into with NGC on May 18, 2005. These agreements were previously disclosed on Form 8-K filed with the Securities and Exchange Commission (SEC) on May 19, 2005.

NGC was organized under the laws of the State of Ohio for the purpose of owning the nuclear generation assets transferred from the Utility Subsidiaries. The nuclear generating plant interests transferred do not include leasehold interests of OE and TE in certain of the nuclear plants that are currently subject to sale and leaseback arrangements with non-affiliates. FirstEnergy Nuclear Operating Company, a wholly owned subsidiary of FirstEnergy, will continue to operate and maintain the nuclear generation assets. In connection with the asset transfers, OE and TE have entered into a power supply agreement with NGC pursuant to which OE and TE will sell capacity, energy and ancillary services relating to their leasehold interests. The new agreement, which replaced in part a prior similar agreement among those companies and FirstEnergy Solutions Corp. (FES), is effective through December 31, 2010 with automatic one-year renewals thereafter unless terminated by the parties thereto. Under the new agreement, OE and TE will be compensated on a cost-of-service basis. NGC will sell all capacity, energy and ancillary services available from the nuclear assets transferred as well as under this new agreement to FES pursuant to a power sale agreement for subsequent resale to wholesale and retail customers.

Pursuant to the Penn Contribution Agreement, Penn previously acquired the common stock of NGC. Upon closing, Penn made a capital contribution to NGC of its undivided ownership interests in certain nuclear generation assets, together with associated decommissioning trust funds and other related assets. In connection with the contribution, NGC assumed Penn's obligations with respect to approximately $63 million aggregate principal amount of outstanding pollution control debt and certain other liabilities associated with the transferred assets. In addition, Penn received a promissory note from NGC in the principal amount of approximately $166 million, representing the net book value of the contributed assets as of September 30, 2005, less other liabilities assumed. The note bears interest at a rate per annum based on Penn's weighted average cost of long-term debt (5.39%), matures twenty years from the date of issuance, and is subject to prepayment at any time, in whole or in part, by NGC. Following the capital contribution, Penn distributed the common stock of NGC as a dividend to its parent, OE, such that NGC became a wholly owned subsidiary of OE, as further described below.

Pursuant to the OE Contribution Agreement, OE made a capital contribution to NGC of its undivided ownership interests in certain nuclear generation assets, the common stock of OES Nuclear Incorporated (OES Nuclear), a wholly owned subsidiary of OE that held an undivided ownership interest in the Perry Nuclear Power Plant, together with associated decommissioning trust funds and other related assets. In connection with the contribution, NGC assumed OE's obligations with respect to approximately $115 million aggregate principal amount of outstanding pollution control debt and certain other liabilities associated with the transferred assets. In addition, OE received a promissory note from NGC in the principal amount of approximately $232 million, representing the net book value of the contributed assets as of September 30, 2005, less other liabilities assumed. The note bears interest at a rate per annum based on OE's weighted average cost of long-term debt (3.98%), matures twenty years from the date of issuance, and is subject to prepayment at any time, in whole or in part, by NGC. Following the capital contribution, OES Nuclear was merged with and into NGC, and OE distributed the common stock of NGC as a dividend to its parent, FirstEnergy, such that NGC is currently a direct wholly owned subsidiary of FirstEnergy.

Pursuant to the Nuclear PSAs, NGC purchased CEI's and TE's respective undivided ownership interests in certain nuclear generation assets for a purchase price equal to their net book values as of September 30, 2005 (CEI - $993 million, TE - $706 million), together with CEI's and TE's respective interests in associated decommissioning trust funds and other related assets, less the amount of obligations under outstanding pollution control debt (CEI - $367 million, TE - $284 million) and the agreed upon value of certain other liabilities associated with the transferred assets. As consideration, NGC delivered to each of CEI and TE a promissory note that is secured by a lien on the transferred assets, which bears interest at a rate per annum based on CEI's and TE's weighted average cost of long-term debt (5.99% and 4.38%, respectively), and matures twenty years from the date of issuance. NGC may pre-pay each note at any time, in whole or in part, at its option without penalty.

In conjunction with the asset transfers, FirstEnergy made a cash capital contribution to NGC of approximately $750 million. NGC expects to use the proceeds from the capital contribution to pre-pay a portion of the promissory notes described above (CEI - $465 million; TE - $265 million; Penn - $20 million).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 16, 2005, FirstEnergy entered into five separate guaranties (Guaranties) in connection with the issuance of five new series of pollution control revenue refunding bonds (Bonds) by the Ohio Water Development Authority (OWDA), Ohio Air Quality Development Authority (OAQDA) and Beaver County Industrial Development Authority (BCIDA, and together with the OWDA and OAQDA, the Authorities) on behalf of NGC as follows:

Authority	Series	Principal Amount	Maturity
OWDA	Series 2005-A	$ 99,100,000	August 1, 2033
OWDA	Series 2005-B	82,800,000	January 1, 2034
OAQDA	Series 2005-A	8,000,000	August 1, 2033
OAQDA	Series 2005-B	7,200,000	January 1, 2034
BCIDA	Series 2005-A	72,650,000	January 1, 2035
Total		$269,750,000

     Principal or redemption price of and interest on, and purchase price of, each series of the Bonds is payable from a pledge of revenues derived by the respective Authority pursuant to a separate Loan Agreement between the respective Authority and NGC, and NGC’s related unsecured promissory note. Payment of the principal or redemption price of and interest on, and purchase price of, the Bonds of each series will be fully secured by a separate irrevocable, direct-pay letter of credit (each a Letter of Credit) delivered to J.P. Morgan Trust Company, National Association, as Trustee for each series of Bonds, by Barclays Bank PLC (Barclays). Each Letter of Credit will permit the Trustee to draw up to (a) an amount sufficient to pay the principal of the applicable Bonds or the portion of the purchase price corresponding to principal of such Bonds, plus (b) an amount equal to 36 days’ interest accrued on applicable Bonds, computed at a maximum rate of 10% per annum, to pay accrued and unpaid interest on such Bonds or the portion of the purchase price corresponding to accrued and unpaid interest on such Bonds. Each Letter of Credit will expire December 16, 2010 unless terminated earlier or extended in accordance with its terms. If a Letter of Credit is not extended, is cancelled or is replaced as described herein, the Bonds entitled to the benefit of that Letter of Credit will be subject to mandatory purchase prior to the cancellation, expiration or replacement of such Letter of Credit.

From the date of issuance of the Bonds, the Bonds of each series will accrue interest at Weekly Rates determined by the applicable remarketing agent as set forth in the related Trust Indenture. The method of determining the interest rate on the Bonds may be converted from time to time in accordance with the Trust Indenture to a Daily Rate, a Weekly Rate, a Commercial Paper Rate, a Semi-Annual Rate, an Annual Rate, a Two-Year Rate, a Three-Year Rate, a Five-Year Rate, a Long Term Rate or a Dutch Auction Rate. The Bonds of each series will be subject to optional, extraordinary optional and special mandatory redemption prior to maturity, and to optional and mandatory tender for purchase and remarketing in certain circumstances described in the Trust Indentures.

FirstEnergy delivered a separate Guaranty to Barclays, as Administrative Agent and Fronting Bank under each Letter of Credit and Reimbursement Agreement, dated as of December 16, 2005, with NGC and the banks parties thereto pursuant to which Barclays issued each Letter of Credit. In certain circumstances relating to the attainment of investment grade credit ratings and specified levels of financial performance by FES or NGC in the future, FirstEnergy’ may elect to have its obligations under each Guaranty reduced to zero.

The proceeds of the Bonds were used, together with additional funds provided by NGC in respect of applicable accrued interest and premium, if any, to refund an equal principal amount of bonds (the Prior Bonds) previously issued by the Authorities on behalf of OE ($115 million), Penn ($63 million) and TE ($91 million). The Prior Bonds were issued to finance or refinance certain air quality and water pollution control facilities and sewage or solid waste disposal facilities at the Beaver Valley Power Station and the Perry Nuclear Power Plant.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete text of each Guaranty, Reimbursement Agreement, Trust Indenture and Loan Agreement.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The following unaudited financial statements reflect the pro forma impact on each Utility Subsidiary of the nuclear generation asset transfers discussed above in Item 2.01 and the fossil and hydro-electric (non-nuclear) generation asset transfers to FirstEnergy Generation Corp. (FGCO) completed on October 24, 2005, as disclosed on Form 8-K filed with the SEC on October 24, 2005. The unaudited Pro Forma Consolidated Balance Sheets as of September 30, 2005 depict the impact of the asset transfers as if the transactions had occurred on September 30, 2005. The unaudited Pro Forma Consolidated Statements of Income for the nine month period ended September 30, 2005 depict the pro forma impact of the asset transfers as if the transactions had occurred on January 1, 2005. The pro forma financial statements have been prepared for comparative purposes only and do not purport to be indicative of future results of operations or financial condition.

Combined Explanatory Notes for the Pro Forma Consolidated Statements of Income

a.	The elimination of operating revenues from the lease rental of non-nuclear generation assets to FGCO.
b.	The elimination of depreciation expense on non-nuclear generation assets.
c.	The elimination of property tax expense on non-nuclear generation assets.
d.	The addition of interest income on the new associated company note receivable from FGCO for the transfer of non-nuclear generation net assets.
e.	The elimination of wholesale revenues from the sale of nuclear generation to FES.
f.	The elimination of fuel expense related to nuclear generation assets.
g.	The elimination of operating costs related to nuclear generation assets.
h.	The elimination of depreciation expense and asset retirement obligation accretion related to nuclear generation assets.
i.	The elimination of property tax expense on nuclear generation assets.
j.	The elimination of earnings on nuclear decommissioning trusts.
k.	The addition of interest income on the new associated company note receivable from NGC for the transfer of nuclear generation assets.
l.	The elimination of interest expense on pollution control revenue bonds to be transferred with the disposition of nuclear generation assets.
m.	The elimination of the allowance for borrowed funds used during construction on nuclear capital expenditures.
n.	The reduction of interest expense on associated company money pool debt resulting from the utilization of NGC's initial payment on the new associated company note receivable.
o.	To reclassify the reversal of the lease market valuation liability from nuclear operating costs to purchased power.
p.	The income tax effect of the pro forma adjustments at a composite tax rate of approximately 41%.

OHIO EDISON COMPANY

PRO FORMA CONSOLIDATED STATEMENT OF INCOME
for the nine month period ended September 30, 2005
(Unaudited)
		Non-Nuclear			Nuclear
	As Reported	Adjustments		Pro Forma	Adjustments		Pro Forma
	(In thousands)

OPERATING REVENUES	$2,268,760	$(132,999	) a	$2,135,761	$(219,942	) e	$1,915,819

OPERATING EXPENSES AND TAXES:
Fuel	39,080			39,080	(32,188	) f	6,892
Purchased power	703,658			703,658			703,658
Nuclear operating costs	264,514			264,514	(122,527	) g	141,987
Other operating costs	293,530			293,530			293,530
Provision for depreciation	87,875	(30,124	) b	57,751	(10,520	) h	47,231
Amortization of regulatory assets	347,880			347,880			347,880
Deferral of new regulatory assets	(107,750)			(107,750)			(107,750)
General taxes	146,066	(4,247	) c	141,819	(4,415	) i	137,404
Income taxes	245,942	(40,801	) p	205,141	(21,691	) p	183,450
Total operating expenses and taxes	2,020,795	(75,172)		1,945,623	(191,341)		1,754,282

OPERATING INCOME	247,965	(57,827)		190,138	(28,601)		161,537

					(6,590	) j
					7,504	k
OTHER INCOME (net of income taxes)	37,352	20,832	d	58,184	914		59,098

NET INTEREST CHARGES:
Interest on long-term debt	44,330			44,330	(4,109	) l	40,221
Allowance for borrowed funds used during construction	(8,255)			(8,255)	6,615	m	(1,640)
Other interest expense	12,457			12,457	(455	) n	12,002
Subsidiary's preferred stock dividend requirements	1,534			1,534			1,534
Net interest charges	50,066	-		50,066	2,051		52,117

NET INCOME	235,251	(36,995)		198,256	(29,738)		168,518

PREFERRED STOCK DIVIDEND REQUIREMENTS	1,976			1,976			1,976

EARNINGS ON COMMON STOCK	$233,275	$(36,995)		$196,280	$(29,738)		$166,542

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY

PRO FORMA CONSOLIDATED STATEMENT OF INCOME
for the nine month period ended September 30, 2005
(Unaudited)
		Non-Nuclear			Nuclear
	As Reported	Adjustments		Pro Forma	Adjustments		Pro Forma
	(In thousands)

OPERATING REVENUES	$1,408,341	$(43,922	) a	$1,364,419	$(165,683	) e	$1,198,736

OPERATING EXPENSES AND TAXES:
Fuel	64,138			64,138	(24,614	) f	39,524
Purchased power	411,366			411,366	(23,400	) o	387,966
Nuclear operating costs	121,765			121,765	(121,765	) g,o	-
Other operating costs	227,759			227,759			227,759
Provision for depreciation	100,602	(15,064	) b	85,538	(30,036	) h	55,502
Amortization of regulatory assets	177,497			177,497			177,497
Deferral of new regulatory assets	(126,508)			(126,508)			(126,508)
General taxes	115,546	(5,276	) c	110,270	(6,719	) i	103,551
Income taxes	94,897	(9,731	) p	85,166	20,605	p	105,771
Total operating expenses and taxes	1,187,062	(30,071)		1,156,991	(185,929)		971,062

OPERATING INCOME	221,279	(13,851)		207,428	20,246		227,674

					(16,118	) j
					13,934	k
OTHER INCOME (net of income taxes)	37,691	10,276	d	47,967	(2,184)		45,783

NET INTEREST CHARGES:
Interest on long-term debt	83,452			83,452			83,452
Allowance for borrowed funds used during construction	(2,012)			(2,012)	1,489	m	(523)
Other interest expense	12,952			12,952	(10,567	) n	2,385
Net interest charges	94,392	-		94,392	(9,078)		85,314

NET INCOME	164,578	(3,575)		161,003	27,140		188,143

PREFERRED STOCK DIVIDEND REQUIREMENTS	2,918			2,918			2,918

EARNINGS ON COMMON STOCK	$161,660	$(3,575)		$158,085	$27,140		$185,225

THE TOLEDO EDISON COMPANY

PRO FORMA CONSOLIDATED STATEMENT OF INCOME
for the nine month period ended September 30, 2005
(Unaudited)
		Non-Nuclear			Nuclear
	As Reported	Adjustments		Pro Forma	Adjustments		Pro Forma
	(In thousands)

OPERATING REVENUES	$787,824	$(10,887	) a	$776,937	$(97,584	) e	$679,353

OPERATING EXPENSES AND TAXES:
Fuel	43,474			43,474	(15,112	) f	28,362
Purchased power	225,600			225,600			225,600
Nuclear operating costs	145,059			145,059	(82,810	) g	62,249
Other operating costs	123,823			123,823			123,823
Provision for depreciation	48,724	(2,505	) b	46,219	(19,867	) h	26,352
Amortization of regulatory assets	107,672			107,672			107,672
Deferral of new regulatory assets	(41,473)			(41,473)			(41,473)
General taxes	41,960	(1,901	) c	40,059	(2,678	) i	37,381
Income taxes	44,160	(2,675	) p	41,485	11,725	p	53,210
Total operating expenses and taxes	738,999	(7,081)		731,918	(108,742)		623,176

OPERATING INCOME	48,825	(3,806)		45,019	11,158		56,177

					(11,446	) j
					8,504	k
OTHER INCOME (net of income taxes)	18,173	1,915	d	20,088	(2,942)		17,146

NET INTEREST CHARGES:
Interest on long-term debt	12,655			12,655			12,655
Allowance for borrowed funds used during construction	(117)			(117)	495	m	378
Other interest expense	4,192			4,192	(6,022	) n	(1,830)
Net interest charges	16,730	-		16,730	(5,527)		11,203

NET INCOME	50,268	(1,891)		48,377	13,743		62,120

PREFERRED STOCK DIVIDEND REQUIREMENTS	6,109			6,109			6,109

EARNINGS ON COMMON STOCK	$44,159	$(1,891)		$42,268	$13,743		$56,011

PENNSYLVANIA POWER COMPANY

PRO FORMA CONSOLIDATED STATEMENT OF INCOME
for the nine month period ended September 30, 2005
(Unaudited)
		Non-Nuclear			Nuclear
	As Reported	Adjustments		Pro Forma	Adjustments		Pro Forma
	(In thousands)

OPERATING REVENUES	$414,306	$(15,102	) a	$399,204	$(117,776	) e	$281,428

OPERATING EXPENSES AND TAXES:
Fuel	17,351			17,351	(17,330	) f	21
Purchased power	131,948			131,948			131,948
Nuclear operating costs	56,710			56,710	(56,710	) g	-
Other operating costs	48,541			48,541			48,541
Provision for depreciation	11,351	(2,726	) b	8,625	(1,618	) h	7,007
Amortization of regulatory assets	29,499			29,499			29,499
General taxes	19,752	(253	) c	19,499	(769	) i	18,730
Income taxes	43,055	(5,026	) p	38,029	(17,780	) p	20,249
Total operating expenses and taxes	358,207	(8,005)		350,202	(94,207)		255,995

OPERATING INCOME	56,099	(7,097)		49,002	(23,569)		25,433

OTHER INCOME (net of income taxes)	623	2,951	d	3,574	3,445	k	7,019

NET INTEREST CHARGES:
Interest expense	7,477			7,477	(2,821	) l,n	4,656
Allowance for borrowed funds used during construction	(4,508)			(4,508)	4,357	m	(151)
Net interest charges	2,969	-		2,969	1,536		4,505

NET INCOME	53,753	(4,146)		49,607	(21,660)		27,947

PREFERRED STOCK DIVIDEND REQUIREMENTS	1,534			1,534			1,534

EARNINGS ON COMMON STOCK	$52,219	$(4,146)		$48,073	$(21,660)		$26,413

Combined Explanatory Notes for the Pro Forma Consolidated Balance Sheets

a.	The transfer of non-nuclear generation plant in service to FGCO.
b.	The transfer of the accumulated provision for depreciation on non-nuclear plant in service to FGCO.
c.	The establishment of an associated company note receivable as consideration for pollution control debt to be assumed by FGCO or NGC at a future date.
d.	The establishment of an associated company note receivable as consideration for the purchased assets and assumption of liabilities.
e.	The transfer of other property and investments related to non-nuclear plant assets to FGCO.
f.	The transfer of the current portion of pollution control revenue bonds related to nuclear generation plant to NGC.
g.	The transfer of materials and supplies for non-nuclear generation plant to FGCO.
h.	The transfer of accrued interest for debt related to nuclear generation plant to NGC.
i.	The distribution of the nuclear net assets spin as a dividend to the respective parent company.
j.	To record in other paid-in capital the difference between the net book value and the purchase price, pursuant to the purchase option in the Master Lease, for the non-nuclear generation assets.
k.	The transfer of unrealized gains and losses on decommissioning trust investments recorded as other comprehensive income to NGC.
l.	The use of proceeds from the nuclear asset transfer to reduce associated company money pool debt.
m.	The transfer of accumulated deferred income taxes for non-nuclear generation plant to FGCO.
n.	The transfer of accumulated deferred investment tax credits for non-nuclear generation plant to FGCO.
o.	The transfer of asset retirement obligations related to the non-nuclear generation plants to FGCO.
p.	The transfer of other property and investments related to nuclear plant assets to NGC.
q.	The transfer of nuclear plant in service and nuclear fuel in service to NGC.
r.	The transfer of the accumulated provision for depreciation and amortization for nuclear plant in service and nuclear fuel in service to NGC.
s.	The transfer of nuclear plant construction work in progress to NGC.
t.	The transfer of nuclear fuel construction work in progress to NGC.
u.	The transfer of nuclear plant decommissioning trusts to NGC.
v.	The establishment of a parent company investment in NGC.
w.	The transfer of materials and supplies for nuclear plant to NGC.
x.	The reversal of regulatory liabilities to reflect the discontinued application of SFAS No. 71 accounting for decommissioning trust activity.
y.	The transfer of other current liabilities related to nuclear generation plant to NGC.
z.	The transfer of accumulated deferred income taxes for nuclear generation plant to NGC.
aa.	The transfer of other deferred charges for nuclear plant to NGC.
bb.	The transfer of asset retirement obligations related to the nuclear generation plants to NGC.
cc.	The transfer of the long-term portion of pollution control revenue bonds related to nuclear generation plant to NGC.
dd.	The transfer of accumulated deferred investment tax credits for nuclear generation plant to NGC.
ee.	The transfer of OES Nuclear common stock to NGC.

OHIO EDISON COMPANY
PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2005
(Unaudited)
							Transfer
		Non-nuclear			Nuclear		Investment in
	As Reported	Adjustments		Pro Forma	Adjustments		Subsidiary		Pro Forma

	(In thousands)
ASSETS
UTILITY PLANT:
In service	$5,573,996	$(2,248,017	) a	$3,325,979	$(1,056,145	) q	$-		$2,269,834
Less-Accumulated provision for depreciation	2,793,343	(1,317,719	) b	1,475,624	(631,569	) r			844,055
	2,780,653	(930,298)		1,850,355	(424,576)		-		1,425,779
Construction work in progress-									-
Electric plant	246,325			246,325	(225,116	) s			21,209
Nuclear Fuel	17,972			17,972	(17,972	) t			-
	264,297	-		264,297	(243,088)		-		21,209
	3,044,950	(930,298)		2,114,652	(667,664)		-		1,446,988
OTHER PROPERTY AND INVESTMENTS:									-
Investment in lease obligation bonds	341,335			341,335					341,335
Nuclear plant decommissioning trusts	462,439			462,439	(362,099	) u			100,340
Long-term notes receivable from associated companies	207,089	1,146,169	c,d	1,353,258	377,430	c,d			1,730,688
Other	44,623	(367	) e	44,256	112,709	p,v	(112,911	) i	44,054
	1,055,486	1,145,802		2,201,288	128,040		(112,911)		2,216,417
CURRENT ASSETS:									-
Cash and cash equivalents	900			900					900
Receivables-									-
Customers	285,462			285,462					285,462
Associated companies	121,262			121,262					121,262
Other	20,653			20,653					20,653
Notes receivable from associated companies	798,513			798,513					798,513
Materials and supplies, at average cost	92,610	(2,644	) g	89,966	(89,966	) w			-
Prepayments and other	17,336			17,336					17,336
	1,336,736	(2,644)		1,334,092	(89,966)		-		1,244,126
DEFERRED CHARGES:									-
Regulatory assets	844,590			844,590	63,367	x			907,957
Property taxes	61,419			61,419					61,419
Unamortized sale and leaseback costs	56,477			56,477					56,477
Other	67,093			67,093	(3,454	) aa			63,639
	1,029,579	-		1,029,579	59,913				1,089,492
	$6,466,751	$212,860		$6,679,611	$(569,677)		$(112,911)		$5,997,023
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
Common stockholder's equity-
Common stock, without par value	$2,099,099	$174,835	j	$2,273,934	$(10	) ee	$-		$2,273,924
Accumulated other comprehensive loss	(58,484)			(58,484)	(7,181	) k			(65,665)
Retained earnings	434,473			434,473	37,147	x	(112,911	) i	358,709
Total common stockholder's equity	2,475,088	174,835		2,649,923	29,956		(112,911)		2,566,968
Preferred stock	60,965			60,965					60,965
Preferred stock of consolidated subsidiary	14,105			14,105					14,105
Long-term debt and other long-term obligations	1,099,147			1,099,147	(267,728	) cc			831,419
	3,649,305	174,835		3,824,140	(237,772)		(112,911)		3,473,457
CURRENT LIABILITIES:
Currently payable long-term debt	273,656			273,656	(15,500	) f			258,156
Short-term borrowings-
Associated companies	120,971			120,971	(20,000	) l			100,971
Other	123,584			123,584					123,584
Accounts payable-
Associated companies	81,980			81,980					81,980
Other	11,289			11,289					11,289
Accrued taxes	213,843			213,843					213,843
Other	117,268			117,268	(4,756	) y			112,512
	942,591	-		942,591	(40,256)		-		902,335
NONCURRENT LIABILITIES:
Accumulated deferred income taxes	688,702	71,153	m	759,855	2,432	z			762,287
Accumulated deferred investment tax credits	52,108	(23,908	) n	28,200	(812	) dd			27,388
Asset retirement obligation	364,525	(9,220	) o	355,305	(293,269	) bb			62,036
Retirement benefits	320,044			320,044					320,044
Other	449,476			449,476					449,476
	1,874,855	38,025		1,912,880	(291,649)		-		1,621,231
COMMITMENTS AND CONTINGENCIES
	$6,466,751	$212,860		$6,679,611	$(569,677)		$(112,911)		$5,997,023

THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
PRO FORMA CONSOLIDATED BALANCE SHEET
as of September 30, 2005
(Unaudited)

		Non-nuclear			Nuclear
	As Reported	Adjustments		Pro Forma	Adjustments		Pro Forma
ASSETS
	(In thousands)
UTILITY PLANT:
In service	$4,498,876	$(1,252,552	) a	$3,246,324	$(1,235,420	) q	$2,010,904
Less-Accumulated provision for depreciation	2,020,868	(823,166	) b	1,197,702	(422,802	) r	774,900
	2,478,008	(429,386)		2,048,622	(812,618)		1,236,004
Construction work in progress-
Electric plant	90,911			90,911	(53,982	) s	36,929
Nuclear fuel	8,632			8,632	(8,632	) t	-
	99,543	-		99,543	(62,614)		36,929
	2,577,551	(429,386)		2,148,165	(875,232)		1,272,933
OTHER PROPERTY AND INVESTMENTS:
Investment in lessor notes	564,169			564,169			564,169
Nuclear plant decommissioning trusts	427,920			427,920	(427,920	) u	-
Long-term notes receivable from associated companies	8,774	389,462	c,d	398,236	528,102	c,d	926,338
Other	16,028	(3,889	) e	12,139	(1,518	) p	10,621
	1,016,891	385,573		1,402,464	98,664		1,501,128
CURRENT ASSETS:
Cash and cash equivalents	207			207			207
Receivables-
Customers	255,769			255,769			255,769
Associated companies	19,883			19,883			19,883
Other	9,651			9,651			9,651
Materials and supplies, at average cost	72,506	(11,461	) g	61,045	(61,045	) w	-
Prepayments and other	2,769			2,769			2,769
	360,785	(11,461)		349,324	(61,045)		288,279
DEFERRED CHARGES:
Goodwill	1,688,966			1,688,966			1,688,966
Regulatory assets	889,127			889,127			889,127
Property taxes	77,792			77,792			77,792
Other	29,995			29,995			29,995
	2,685,880	-		2,685,880	-		2,685,880
	$6,641,107	$(55,274)		$6,585,833	$(837,613)		$5,748,220
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
Common stockholder's equity-
Common stock, without par value	$1,356,998	$(31,330	) j	$1,325,668	$-		$1,325,668
Accumulated other comprehensive income	12,148			12,148	(30,231	) k	(18,083)
Retained earnings	574,394			574,394			574,394
Total common stockholder's equity	1,943,540	(31,330)		1,912,210	(30,231)		1,881,979
Long-term debt and other long-term obligations	1,939,730			1,939,730			1,939,730
	3,883,270	(31,330)		3,851,940	(30,231)		3,821,709
CURRENT LIABILITIES:
Currently payable long-term debt	75,706			75,706			75,706
Short-term borrowings-
Associated companies	518,784			518,784	(465,000	) l	53,784
Other	35,000			35,000			35,000
Accounts payable-
Associated companies	33,802			33,802			33,802
Other	6,702			6,702			6,702
Accrued taxes	156,630			156,630			156,630
Accrued interest	27,242			27,242			27,242
Lease market valuation liability	60,200			60,200			60,200
Other	39,094			39,094	(4,412	) y	34,682
	953,160	-		953,160	(469,412)		483,748
NONCURRENT LIABILITIES:
Accumulated deferred income taxes	552,072	(6,472	) m	545,600	(39,443	) z	506,157
Accumulated deferred investment tax credits	58,736	(14,682	) n	44,054	(21,552	) dd	22,502
Lease market valuation liability	623,100			623,100			623,100
Asset retirement obligation	280,765	(2,790	) o	277,975	(276,975	) bb	1,000
Retirement benefits	86,597			86,597			86,597
Other	203,407			203,407			203,407
	1,804,677	(23,944)		1,780,733	(337,970)		1,442,763
COMMITMENTS AND CONTINGENCIES
	$6,641,107	$(55,274)		$6,585,833	$(837,613)		$5,748,220

THE TOLEDO EDISON COMPANY
PRO FORMA CONSOLIDATED BALANCE SHEET
as of September 30, 2005
(Unaudited)

		Non-nuclear			Nuclear
	As Reported	Adjustments		Pro Forma	Adjustments		Pro Forma
ASSETS
	(In thousands)
UTILITY PLANT:
In service	$1,906,941	$(250,615	) a	$1,656,326	$(839,701	) q	$816,625
Less-Accumulated provision for depreciation	820,562	(179,503	) b	641,059	(273,936	) r	367,123
	1,086,379	(71,112)		1,015,267	(565,765)		449,502
Construction work in progress-
Electric plant	55,376			55,376	(42,989	) s	12,387
Nuclear Fuel	7,370			7,370	(7,371	) t	(1)
	62,746	-		62,746	(50,360)		12,386
	1,149,125	(71,112)		1,078,013	(616,125)		461,888
OTHER PROPERTY AND INVESTMENTS:
Investment in lessor notes	178,765			178,765			178,765
Nuclear plant decommissioning trusts	335,553			335,553	(275,419	) u	60,134
Long-term notes receivable from associated companies	39,964	99,257	c,d	139,221	440,780	c,d	580,001
Other	1,741	(149	) e	1,592	(62	) p	1,530
	556,023	99,108		655,131	165,299		820,430
CURRENT ASSETS:
Cash and cash equivalents	15			15			15
Receivables-
Customers	2,412			2,412			2,412
Associated companies	10,168			10,168			10,168
Other	8,658			8,658			8,658
Notes receivable from associated companies	52,639			52,639			52,639
Materials and supplies, at average cost	42,404	(620	) g	41,784	(41,783	) w	1
Prepayments and other	1,712			1,712			1,712
	118,008	(620)		117,388	(41,783)		75,605
DEFERRED CHARGES:
Goodwill	501,022			501,022			501,022
Regulatory assets	309,835			309,835			309,835
Property taxes	24,100			24,100			24,100
Other	26,520			26,520			26,520
	861,477	-		861,477	-		861,477
	$2,684,633	$27,376		$2,712,009	$(492,609)		$2,219,400
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
Common stockholder's equity-
Common stock, $5 par value	$195,670			$195,670	$-		$195,670
Other paid-in capital	428,572	23,220	j	451,792			451,792
Accumulated other comprehensive income	15,878			15,878	(18,487	) k	(2,609)
Retained earnings	225,218			225,218			225,218
Total common stockholder's equity	865,338	23,220		888,558	(18,487)		870,071
Preferred stock not subject to mandatory redemption	96,000			96,000			96,000
Long-term debt	296,373			296,373			296,373
	1,257,711	23,220		1,280,931	(18,487)		1,262,444
CURRENT LIABILITIES:
Currently payable long-term debt	53,650			53,650			53,650
Accounts payable-				-			-
Associated companies	28,456			28,456			28,456
Other	3,252			3,252			3,252
Notes payable to associated companies	378,190			378,190	(265,000	) l	113,190
Accrued taxes	72,214			72,214			72,214
Lease market valuation liability	24,600			24,600			24,600
Other	28,735			28,735	(3,460	) y	25,275
	589,097	-		589,097	(268,460)		320,637
NONCURRENT LIABILITIES:
Accumulated deferred income taxes	222,985	9,510	m	232,495	(21,331	) z	211,164
Accumulated deferred investment tax credits	24,697	(3,675	) n	21,022	(8,953	) dd	12,069
Lease market valuation liability	249,550			249,550			249,550
Retirement benefits	42,998			42,998			42,998
Asset retirement obligation	200,078	(1,679	) o	198,399	(175,378	) bb	23,021
Other	97,517			97,517			97,517
	837,825	4,156		841,981	(205,662)		636,319
COMMITMENTS AND CONTINGENCIES
	$2,684,633	$27,376		$2,712,009	$(492,609)		$2,219,400

PENNSYLVANIA POWER COMPANY
PRO FORMA CONSOLIDATED BALANCE SHEET
as of September 30, 2005
(Unaudited)
							Transfer
		Non-nuclear			Nuclear		Investment
	As Reported	Adjustments		Pro Forma	Adjustments		in Subsidiary		Pro Forma

	(In thousands)
ASSETS
UTILITY PLANT:
In service	$907,382	$(252,767	) a	$654,615	$(298,067	) q	$-		$356,548
Less-Accumulated provision for depreciation	378,707	(129,810	) b	248,897	(122,028	) r			126,869
	528,675	(122,957)		405,718	(176,039)		-		229,679
Construction work in progress-
Electric plant	133,790			133,790	(130,909	) s			2,881
Nuclear Fuel	10,428			10,428	(10,428	) t			-
	144,218	-		144,218	(141,337)		-		2,881
	672,893	(122,957)		549,936	(317,376)		-		232,560
OTHER PROPERTY AND INVESTMENTS:
Nuclear plant decommissioning trusts	146,706			146,706	(146,706	) u			-
Long-term notes receivable from associated companies	32,864	124,699	c,d	157,563	145,559	d			303,122
Other	502	(183	) e	319	112,911	v	(112,911	) i	319
	180,072	124,516		304,588	111,764		(112,911)		303,441
CURRENT ASSETS:
Cash and cash equivalents	24			24					24
Notes receivable from associated companies	566			566					566
Receivables-
Customers	44,990			44,990					44,990
Associated companies	6,206			6,206					6,206
Other	2,617			2,617					2,617
Materials and supplies, at average cost	37,974	(671	) g	37,303	(37,303	) w			-
Prepayments and other	12,110			12,110					12,110
	104,487	(671)		103,816	(37,303)		-		66,513
DEFERRED CHARGES:
Regulatory assets	-			-	15,558	x			15,558
Other	10,721			10,721	(2,253	) aa			8,468
	10,721	-		10,721	13,305		-		24,026
	$968,173	$888		$969,061	$(229,610)		$(112,911)		$626,540
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
Common stockholder's equity-
Common stock, $30 par value	$188,700	$-		$188,700	$-		$-		$188,700
Other paid-in capital	65,035	2,455	j	67,490					67,490
Accumulated other comprehensive loss	(13,706)			(13,706)					(13,706)
Retained earnings	131,914			131,914	37,147	x	(112,911	) i	56,150
Total common stockholder's equity	371,943	2,455		374,398	37,147		(112,911)		298,634
Preferred stock not subject to mandatory redemption	14,105			14,105					14,105
Long-term debt and other long-term obligations	121,170			121,170	(52,828	) cc			68,342
	507,218	2,455		509,673	(15,681)		(112,911)		381,081
CURRENT LIABILITIES:
Currently payable long-term debt	25,774			25,774	(10,300	) f			15,474
Short-term borrowings-
Associated companies	34,821			34,821	(20,000	) l			14,821
Accounts payable-
Associated companies	16,864			16,864					16,864
Other	1,884			1,884					1,884
Accrued taxes	26,163			26,163					26,163
Accrued interest	1,635			1,635	(679	) h			956
Other	8,491			8,491					8,491
	115,632	-		115,632	(30,979)		-		84,653
NONCURRENT LIABILITIES:
Accumulated deferred income taxes	79,801	1,054	m	80,855	19,202	z			100,057
Asset retirement obligation	155,959	(2,243	) o	153,716	(153,716	) bb			-
Retirement benefits	51,389			51,389					51,389
Regulatory liabilities	47,809			47,809	(47,809	) x			-
Other	10,365	(378	) n	9,987	(627	) dd			9,360
	345,323	(1,567)		343,756	(182,950)		-		160,806
COMMITMENTS AND CONTINGENCIES
	$968,173	$888		$969,061	$(229,610)		$(112,911)		$626,540

Forward-Looking Statements: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate", "potential", "expect", "believe", "estimate" and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, the continued ability of our regulated utilities to collect transition and other charges, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), the uncertainty of the timing and amounts of the capital expenditures (including that such amounts could be higher than anticipated) or levels of emission reductions related to the settlement agreement resolving the New Source Review litigation, adverse regulatory or legal decisions and outcomes (including, but not limited to, the revocation of necessary licenses or operating permits, fines or other enforcement actions and remedies) of government investigations and oversight, including by the Securities and Exchange Commission, the United States Attorney’s Office, the Nuclear Regulatory Commission, and the various state public utility commissions as disclosed in the registrants' Securities and Exchange Commission filings, generally, and with respect to the Davis-Besse Nuclear Power Station outage and heightened scrutiny at the Perry Nuclear Power Plant in particular, rising interest rates and other inflationary trends, the continuing availability and operation of generating units, the ability of generating units to continue to operate at, or near full capacity, the inability to accomplish or realize anticipated benefits of strategic goals (including employee workforce factors), the ability to improve electric commodity margins and to experience growth in the distribution business, the ability to access the public securities and other capital markets and the cost of such capital, the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to the August 14, 2003 regional power outage, circumstances which may lead management to not seek, or the Board of Directors to not grant, in each case in its sole discretion, authority for the implementation of a share repurchase program in the future, the risks and other factors discussed from time to time in the registrants' Securities and Exchange Commission filings, including their annual report on Form 10-K for the year ended December 31, 2004, and other similar factors. The registrants expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 16, 2005

FIRSTENERGY CORP.
Registrant

OHIO EDISON COMPANY
Registrant

THE CLEVELAND ELECTRIC
ILLUMINATING COMPANY
Registrant

THE TOLEDO EDISON COMPANY
Registrant

PENNSYLVANIA POWER COMPANY
Registrant

/s/ Harvey L. Wagner
Harvey L. Wagner Vice President, Controller and Chief Accounting Officer